UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	June 7, 2018

Hudson Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

1-13412	13-3641539
(Commission File Number)	(IRS Employer Identification No.)

PO Box 1541, One Blue Hill Plaza Pearl River, New York	10965
(Address of Principal Executive Offices)	(Zip Code)

(845) 735-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Hudson Technologies, Inc. (the “Company”) held on June 7, 2018 the shareholders of the Company:

(i)	elected Dominic J. Monetta, Richard Parrillo, Eric A. Prouty and Kevin J. Zugibe to serve as directors of the Company to hold office until the Annual Meeting of Shareholders to be held in 2020 and until their successors have been duly elected and qualified;
(ii)	approved the adoption of the Company’s 2018 Stock Incentive Plan;
(iii)	approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and
(iv)	ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

1.     The votes cast by shareholders with respect to the election of directors were as follows:

Director	Votes “For”	Votes Withheld	Broker Non-Votes
Dominic J. Monetta	27,163,588	2,927,240	7,620,011
Richard Parrillo	29,136,435	954,393	7,620,011
Eric A. Prouty	24,230,326	5,860,502	7,620,011
Kevin J. Zugibe	21,447,826	8,643,002	7,620,011

2.     The votes cast by the shareholders with respect to the approval of the Company’s 2018 Stock Incentive Plan were as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
21,901,954	8,098,572	90,302	7,620,011

3.     The votes cast by the shareholders with respect to the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
21,330,028	8,596,768	164,032	7,620,011

4.     The votes cast by shareholders with respect to the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 were as follows:

Votes “For”	Votes “Against”	Abstentions
36,708,919	929,718	72,202

There were no broker non-votes with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2018

HUDSON TECHNOLOGIES, INC.

By:	/s/	Stephen P. Mandracchia
Name:		Stephen P. Mandracchia
Title:		Vice President Legal & Regulatory Secretary

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